                                                                   EXHIBIT 10.17
                                                                           -----









                        CHANNELL COMMERCIAL CORPORATION

                             401 (K) SAVINGS PLAN















                                                        BENEFIT CONSULTING GROUP

                     NON-STANDARDIZED PROFIT SHARING PLAN

                              ADOPTION AGREEMENT


PREAMBLE. The Company hereby adopts the regional prototype defined contribution plan of the Sponsor (identified as number R2) subject to the further terms and conditions specified in this adoption agreement. This action is taken for the purpose of:

  [X]  a)  creating a new plan to be effective on January 1, 1993. and further
                                                  ----------------
           identified as plan number 002.
                                     ----

  [_]  b)  amending and restating in its entirety that previously existing plan
           known as                                                    , plan
                    ---------------------------------------------------
           number    , which was originally made effective on                 .
                  ---                                         ----------------

           For purposes hereof, this amendment and restatement shall become
           effective on                 ; provided however, that those
                        ----------------
           provisions which are required by Title XVIII of the Tax Reform Act of 1986 [ ] shall [X] shall not be made separately effective as of the first day of the first Plan Year beginning after 31 December 1984.

                                   ARTICLE 1

                                  DEFINITIONS

1.10  Company - The business organization(s) specified by this section shall
be:   Channell Commercial Corporation
      -----------------------------------------------------------------------

      -----------------------------------------------------------------------

      -----------------------------------------------------------------------

1.11  Compensation -
    a) Basis of Determination - "Compensation" shall be determined on the basis of:

   [_]  #1.  415 safe harbor compensation
   [_]  #2.  Section 3121(a) wages
   [X]  #3.  Section 3401(a) wages

    b)  Exclusions - The payments described by this sub-section shall be:
        None
        ----------------------------------------------------------------

        ----------------------------------------------------------------

        ----------------------------------------------------------------
        provided however, that there shall be no payments described by this sub-
        section if paragraph 3.02(a)(2) of this Adoption Agreement specifies that basic accruals are to be provided on the basis of an integrated formula.

    c)  Salary Reduction Amounts - "Compensation" shall

        [X] include
        [_] exclude salary reduction amounts.

    d)  Applicable Period -
        1. Pre-1992 Plan Years - "Compensation" shall be attributable to the Plan Year during which such Compensation is:
             [X]  #1.  Actually paid or made available to the Employee.
             [_]  #2.  Accrued by the Employer.

    e)  Application -
        2.   Application of Limitation to Family Members -
             B.  Overriding Provisions -  none.
                                          -------------------------------------

                 --------------------------------------------------------------

                 --------------------------------------------------------------

                 --------------------------------------------------------------

    f)  Effectivity - The date specified by this sub-section shall be        .
                                                                      -------
1.22 Limitation Year - The day and month specified by this section for concluding a "Limitation Year" shall be the 31st day of December.
                                             ----          --------

1.23 Normal Retirement Age - The age specified by this section shall be the earlier of:
    a)
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

    b)  the later of:

        1.   the time the Participant attains age sixty-five (65); or,
        2. the fifth (5th) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

1.25  Paired Plans - This Plan is not eligible for pairing.

1.27 Plan - The term "Plan" shall mean the plan established on the terms and conditions of this adoption agreement, the related basic defined contribution plan of the Sponsor, and the Trust. This Plan shall henceforth be known as Channell Commercial Corporation 401(k) Savings Plan
- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
1.28 Plan Year - The day and month specified by this section for concluding a "Plan Year" shall be the 31st day of December.
                         ----        --------
1.29  Qualified Joint and Survivor Annuity -
    a)  In General - The percentage of the survivor annuity shall be
         50 (Fifty)  percent.
         -----------

1.32  Shared Employee -
    b)  Benefit Accruals for Shared Employees -

        2.   Special Rule - Benefit accruals of shared employees
             [X] shall
             [_] shall not
             be determined on the basis of proposed regulations.

1.34 Super Top-Heavy - This Plan [_] shall [X] shall not be deemed to be super top-heavy.

1.36  Top-Heavy - This Plan [_] shall [X] shall not be deemed to be top-heavy.

1.37  Top-Heavy Ratio.
    f) Actuarial Assumptions - This sub-section specifies an interest rate of Six (6) percent and the following mortality table:
        -------
        1984 Unisex Table.
        ----------------------------------------------------------------------

1.38  Trust - The trust specified by this section shall be:
Channell Commercial Corporation 401(k) Savings Trust.
- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------

1.43  Year of Participation -
    a)  In General -
        1.   Service Requirement - The service requirement
             [_] is not applicable
             [X] is applicable
             and the number of Hours of Service specified by this paragraph shall be 1,000 Hours of Service; or, if lesser, one thousand
                      -----
             (1,000) Hours of Service.

        2.   Employment Requirement - The employment requirement
             [X] is
             [_] is not applicable.

    c)  Effect of Failure to Meet Minimum Coverage -

        1. In General - If coverage is required to be expanded in order to satisfy the minimums of Code section 410(b); then, such expansion shall be effected by means of [_] covering all participants
             [X] covering the minimum number of participants necessary to meet such requirement.

1.44 Year of Service - This Plan does not provide for a general definition of the term "Year of Service".

                                   ARTICLE 2

                                 PARTICIPATION

2.01  DEFINITIONS.
    a) Break in Service - The number of Hours of Service specified by this sub-section shall be 500; or, if lesser,
                             -----
        five hundred (500) Hours of Service.

    b) Computation Period - The shift in eligibility computation periods to the plan year
        [_] shall
        [X] shall not apply.

    d)  Excluded Employees -
        1.   Union Employees - The union exclusion
             [X] shall
             [_] shall not apply.

        2.   Nonresident Aliens - The nonresident alien exclusion
             [X] shall
             [_] shall not apply.

    e)  Ineligible Employee - The Employees identified by this sub-section are:
        None
        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

    f)  Year of Service -
        1.   In General - The number of Hours of Service specified by this
             paragraph shall be     ; or, if lesser, one thousand (1,000).
                                ----

2.02  MINIMUM AGE AND SERVICE REQUIREMENTS.
    a) In General - The minimum age and service requirements prescribed by this Plan as a condition of participation shall be age 21 and
                                                                --
        [_] one (1) Year of Service
        [X] two (2) Years of Service
        [_] 3 (three) "Months of Employment".
            ---------

    b)  Special Rules -
        1.   Alternative Age and Service Conditions -
             This paragraph
             [_] shall  [X] shall not apply.
             If this paragraph applies; then, notwithstanding sub-section (a) of this section to the contrary, the minimum age and service requirements prescribed by this Plan as a condition of
             participation shall be age      and
                                        ----
             [_] one (1) Year of Service
             [_] two (2) Years of Service
             [_]                "Months of Employment"; provided
                 --------------
             however, that this provision shall apply only to those Employees who are included within the class of Employees described as

             ------------------------------------------------------------------

             ------------------------------------------------------------------

             ------------------------------------------------------------------

             ------------------------------------------------------------------

2.03  COMMENCEMENT OF INITIAL PARTICIPATION.

    a)  In General - This sub-section specifies the following:
        [X]  1.  Semi-annual entry dates and prospective entry.
        [_]  2.  Semi-annual entry dates and coincident entry.
        [_]  3.  Annual entry dates with proximate entry.
        [_]  4.  Annual entry dates with retrospective entry.

    b)  Additional Entry Dates - The dates specified by this sub-section shall be:
                  ------------------------------------------------------

        ----------------------------------------------------------------

        ----------------------------------------------------------------

        ----------------------------------------------------------------

        ----------------------------------------------------------------

        ----------------------------------------------------------------

        The above language must be sufficiently specific so that each additional entry date can be determined solely by reference to such language and without regard for any other factors.

2.06  BREAK IN SERVICE RULES.

    a)  2-Year Service Rule - The 2-year break in service rule
        [_] shall
        [X] shall not apply.

2.07 PREDECESSOR SERVICE. The business organizations specified by this section to be taken into account as a predecessor employer are as follows:

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

[_] All service [_] Service from                  with the predecessor
                                 ----------------
employer shall be taken into account under this section.

2.08  WAIVERS.

    a)  In General - Waivers of participation
        [ ] shall
        [X] shall not be permitted.

2.09  COVERAGE.  The plans specified by this section are as follows:

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

                                   ARTICLE 3

                                BENEFIT ACCRUAL

3.01  DEFINITIONS.
    a)  Applicable Percentage -
        1.   In General - The percentage specified by this paragraph shall be:

             [X]  #1.  three percent (3%).
             [_]  #2.  five percent (5%).

        2.   Buy-Back Minimum - The buy-back minimum

             [_] shall
             [X] shall not apply.

    c)  Considered Compensation - "Considered Compensation"

        [_] shall
        [X] shall not
        be determined by disregarding any Compensation which is attributable to Hours of Service performed while not a Participant.

    g)  Year of Top-Heavy Participation -
        2. Exclusions - The following employees shall be excluded from receiving a top-heavy minimum allocation:

             [X]  #1.  None.
             [_]  #2.  Key employees.
             [_]  #3.  Employees who are not in Service on the Anniversary
                       Date.

3.02  ALLOCATION OF CONTRIBUTIONS AND FORFEITURES.
      a)  Fixed Contribution Plans -
          1.   Top-Heavy Minimum -
               B.  Coordination With Other Plans -
                   ii)   Overriding Provisions - The following shall apply:

                         ------------------------------------------------

                         ------------------------------------------------

                         ------------------------------------------------

                         ------------------------------------------------

          2.   Basic Accruals - Basic accruals shall be provided on the basis of:
                 [_]  A.  a nonintegrated formula.
                 [X]  B.  an integrated formula.
                          i)    Definitions -
                                II) Excess Contribution Percentage - This sub-clause [ ] shall not [X] shall apply and the "Excess Contribution Percentage" shall not exceed the "Base Contribution Percentage" by more than 5.7 percent.
                                                               ---

                                III)  Integration Level - The dollar amount
                                      specified by this sub-clause for a Plan
                                      Year shall be the lesser of the taxable
                                      wage base in effect at the beginning of
                                      such Plan Year or:

                  [_]  #1.  $
                             -------------------

                  [_]  #2.  The greater of $
                                            -------
                            or       percent of the
                               -----
                            taxable wage base in effect
                            at the beginning of such
                            Plan Year.

                  [X]  #3.  The taxable wage base in
                            effect at the beginning of
                            such Plan Year.

3.03  COMPANY CONTRIBUTIONS.
    a)  Profit Sharing Plans -
        3. Discretionary Contributions - Company contributions shall be made:

             [X]  #1  without regard for the availability of "Net Profits".

             [_]  #2  only from "Net Profits".  For purposes of applying the provisions of this paragraph, the term "Net Profits" shall be defined

                      [_]   in accordance with paragraph 3.03(a)(1) of the
                            basic plan document
                      [_]   as follows:

                      -----------------------------------------------------

                      -----------------------------------------------------

                      -----------------------------------------------------

                      -----------------------------------------------------

                      -----------------------------------------------------

                      -----------------------------------------------------

                      -----------------------------------------------------

                      -----------------------------------------------------

                      -----------------------------------------------------

                      -----------------------------------------------------

                                   ARTICLE 4

                                   ACCOUNTS

4.02 EARMARKED ACCOUNTS. Earmarking of accounts shall be permitted only with respect to the following selected type(s) of accounts, if any:

       [X]  #1.  Rollover Accounts.
       [X]  #2.  Transferred Accounts.
       [_]  #3.  Employee non-deductible contribution Accounts.
       [_]  #4.  Frozen employee deductible contribution Accounts.
       [X]  #5.  Individual Accounts.
       [_]  #6.  Other -
                         ------------------------------------------------

                         ------------------------------------------------

                         ------------------------------------------------

                         ------------------------------------------------

                         ------------------------------------------------

                                   ARTICLE 5

                                    VESTING

5.01  DEFINITIONS.
    a) Break in Service - The number of Hours of Service specified by this sub-section shall be 500 ; or, if lesser, five hundred (500) Hours of
                              ---
        Service.

    c)  Nonforfeitable Percentage -
        1.  General Rule -
            A.  In General -

                                            Nonforfeitable Percentage
                Years of Service     Top-Heavy Years     Non Top-Heavy Years
                ================     ==============      ===================
                      0                       0 %                0 %
                                            ---                ---
                      1                       0 %                0 %
                                            ---                ---
                      2                      20 %                0 %
                                            ---                ---
                      3                      40 %               20 %
                                            ---                ---
                      4                      60 %               40 %
                                            ---                ---
                      5                      80 %               60 %
                                            ---                ---
                      6                     100 %               80 %
                                            ---                ---
                      7                     100 %              100 %
                                            ---                ---

            B. Switching - The Plan Years specified by this sub-paragraph shall be:
                [X]  #1.  All Plan Years.
                [_]  #2.  The first Plan Year for which this Plan is
                          Top-Heavy and each succeeding Plan Year.
                [ ]  #3.  Each Plan Year for which this Plan is Top-
                          Heavy.

            C. Minimum Vesting in Top-Heavy Years - If, for any Plan Year specified by sub-paragraph (B) of this paragraph, the schedule set forth in sub-paragraph (A) of this paragraph does not provide for a Nonforfeitable Percentage of one hundred percent (100%) after three (3) Years of Service; then, the Nonforfeitable Percentage for such Plan Year shall not be less than twenty percent (20%) after two (2) Years of Service; plus, twenty percent (20%) for each additional Year of Service.

            D. Minimum Vesting in Non Top-Heavy Years - If, for any Plan Year not specified by sub-paragraph (B) of this paragraph, the schedule set forth in sub-paragraph (A) of this paragraph does not provide for a Nonforfeitable Percentage of one hundred percent (100%) after five (5) Years of Service; then, the Nonforfeitable Percentage for such Plan Year shall not be less than twenty percent (20%) after three (3) Years of Service; plus, twenty percent (20%) for each additional Year of Service.

            E. Shifts Between Vesting Schedules - Any shift between schedules used to determine Nonforfeitable Percentage which are occasioned by a change in top-heavy status, shall be treated as an amendment to the Plan's vesting schedule subject to the provisions of paragraph 5.01(c)(3) of the basic Plan document.

        2.   Accelerated Vesting -

             B.  Full Vesting on Death -
                 Full vesting on death [X] shall [_] shall not apply.

             C.  Full Vesting on Disability -
                 Full vesting on disability [X] shall [_] shall not apply.

             E.  Full Vesting at Age 70 1/2 -
                 Full vesting at age seventy and one-half (70 1/2) [_] shall [X] shall not apply.

        3.   Former Schedule -
             A.  Mandatory Former Schedule - The pre-TRA vesting schedule
                 [_] shall
                 [X] shall not apply to Employees with no post-TRA
                     service.

    d) Vesting Computation Period - The term "Vesting Computation Period" shall mean and include each twelve (12) consecutive month period which ends on:
        [_] #1.  a             day of                      .
                   -----------        ---------------------
        [X] #2.  an anniversary of the date the Employee commenced Service.

    e)  Year of Service -

        1. In General - The number of Hours of Service specified by this paragraph shall be 1,000; or, if lesser, one thousand (1,000).
                                 -----
        2.   Minimum Age - The age specified by this paragraph shall be
             18; or, if younger, the age of eighteen (18).
             --

        3. Pre-Plan Years - Pre-plan years [_] shall [X] shall not be disregarded.

        4. Rule of Parity - The rule of parity [X] shall [_] shall not apply.

        5. 1-Year Hold-Out Rule - The 1-year hold-out rule [X] shall [_] shall not apply.

5.06 PREDECESSOR SERVICE - The business organizations specified by this section to be taken into account as a predecessor employer are as follows:

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

[_] All service [_] Service from ___________________ with the predecessor employer shall be taken into account under this section.

                                   ARTICLE 6

                           DISTRIBUTION OF BENEFITS

6.02  COMMENCEMENT OF BENEFITS.

      b)  Election of Non-Standard Commencement -

          1.   Early Commencement -
               A.  Separation from Service or Attainment of Age 70 1/2 -
                   ii) Funds Accumulated in a Profit Sharing Plan for More than 2 Years - Funds accumulated for more than two (2) years [X] may [_] may not be distributed.

                  iii) Overriding Provisions Relating to Early Commencement of Benefit Distributions - The following provisions shall apply for purposes of applying the provisions of paragraph 6.02(b)(1) of this Plan and shall supersede any contrary provision:
                                               ------------------------------

                        -----------------------------------------------------

                        -----------------------------------------------------

                        -----------------------------------------------------

                        -----------------------------------------------------

                        -----------------------------------------------------

               B. Hardship - This Plan [X] does [ ] does not permit distributions on account of hardship.

6.03  FORM OF BENEFITS.
    a)  Definitions -
        3. Optional Form - The benefit forms specified as permissible by this paragraph are as follows:
             Single lump sum
             --------------------------------------------------------------

             --------------------------------------------------------------

             --------------------------------------------------------------

             --------------------------------------------------------------
             provided however, that no benefit form may be specified above which would cause the Plan to fail to satisfy the requirements of sub-section 401(a) of the Code.

    b)  Automatic Form Generally Required -

        3.   Profit Sharing Exception - The profit sharing exception
             [X] shall
             [_] shall not apply.

6.05  MINIMUM DISTRIBUTION REQUIREMENTS.

    b)  Special Rules -
        3. Recalculation of Life Expectancies - The life expectancy of the Employee [_] shall [X] shall not be recalculated; and, the life expectancy of the spouse [_] shall [X] shall not be recalculated. The preceding sentence shall apply [X] in all cases [_] only in any case where the employee (or spouse) has failed to make an appropriate election specifying whether or not life expectancies are to be recalculated.

6.07  QUALIFIED DOMESTIC RELATIONS ORDERS.

    a) Distribution Prior to Earliest Retirement Age - Distributions to Alternate Payees under Qualified Domestic Relations Orders

        [X] shall
        [_] shall not

        be permitted prior to the earliest retirement age.

                                   ARTICLE 7

                                  LIMITATIONS

If the Employer maintains or maintained another qualified plan in which any Participant in this Plan is or was a participant or could become a participant; then, the remainder of this Article must be completed. The remainder of this Article must also be completed if the Employer maintains a welfare benefit fund, as defined in section 419(e) of the Code, or an individual medical account, as defined section 415(l)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in this Plan.

7.03  LIMITATIONS ON CONTRIBUTIONS.
    c) Non-Regional Prototype Defined Contribution Plans - If an Employee is covered under another defined contribution plan maintained by the Employer which is not a Regional Prototype Plan; then, Annual Additions which may be credited to such Employee's Account(s) under this Plan for any Limitation Year shall be:

        [X] #1. Limited in accordance with paragraphs (1) through (4) of this sub-section as though the other plan were a Regional Prototype Plan.

        [ ] #2. Limited in accordance with the following method which shall limit total Annual Additions to the Maximum Permissible Amount and properly reduce any Excess Amounts in a manner that precludes Employer discretion:

                  ------------------------------------------------------------

                  ------------------------------------------------------------

                  ------------------------------------------------------------

                  ------------------------------------------------------------

                  ------------------------------------------------------------

                  ------------------------------------------------------------

7.04  ADDITIONAL LIMITATION WHERE DISSIMILAR TYPE PLANS BENEFIT THE SAME
EMPLOYEE.

    c)  Additional Limitations - The limitations prescribed by this sub-
        section shall be as follows:   N/A
                                       ---------------------------------

        ----------------------------------------------------------------

        ----------------------------------------------------------------

        ----------------------------------------------------------------

        ----------------------------------------------------------------

        ----------------------------------------------------------------

                                   ARTICLE 8

                 EMPLOYEE CONTRIBUTIONS AND ELECTIVE DEFERRALS

8.01   DEFINITIONS.
    j)  Matching Contributions Account -
        2.   Vesting - The schedule specified by this paragraph shall be:

             [_]  #1.  The "Nonforfeitable Percentage" shall be one hundred percent (100%) at all times.

             [X}  #2.  The schedule specified in sub-paragraph 5.01(c)(l)(A) of this Adoption Agreement.

             [_]  #3.  The following schedule:

             Years of Service       Nonforfeitable Percentage
             ================       =========================
                  0                 _______% or  0% if greater
                  1                 _______% or  0% if greater
                  2                 _______% or 20% if greater
                  3                 _______% or 40% if greater
                  4                 _______% or 60% if greater
                  5                 _______% or 80% if greater
                  6 or more         _______% or 100% if greater

    k) Qualifying Compensation - The items of compensation specified as excluded by this sub-section shall be: none
                                                ------------------------

        ----------------------------------------------------------------

        ----------------------------------------------------------------

        ----------------------------------------------------------------

        ----------------------------------------------------------------

        ----------------------------------------------------------------

        ----------------------------------------------------------------

    m) Qualified Non-Elective Contributions - The "Qualified Non-Elective Contribution" for a particular Plan Year shall be allocated among the various Restricted Accounts of Employees who are eligible to make Elective Deferrals with respect to such Plan Year pursuant to the provisions of sub-section 8.05(b) and who are not Highly Compensated Employees as follows:

        [X] 1. In the ratio which each such Employee's Compensation for such Plan Year bears to the total Compensation of all such Employees for such Plan Year.

        [_]  2.  In the ratio which each such Employee's Compensation not in excess of the "Base Amount" bears to the total Compensation of all such Employees not in excess of the "Base Amount" for such Plan Year. For purposes of the preceding sentence only, the
                 term "Base Amount" shall mean $                   .
                                                -------------------

8.04   EMPLOYEE CONTRIBUTIONS.  Employee contributions
       [X] shall
       [_] shall not be permitted.

    b)  Matching Contributions -
        1.   In General -
             A. Fixed Match - The percentage specified by this sub-paragraph shall be -0- %.
                           ----

             C. Limitation - With respect to a Participant who made Employee Contributions for a Plan Year, the Matching Contributions
                 on behalf of such Employee for such Plan Year shall be limited so as to not exceed:
                 [_]  #1.  $
                            -------------------

                 [ ]  #2.            % of such Participant's Compensation
                           ----------
                           for such Plan Year.

                 [ ]  #3.          % of such Participant's Compensation
                           --------
                           for such Plan Year not to exceed $
                                                             ----------
                           for such Plan Year.

                 [X]  #4.  No limit.

8.05    ELECTIVE DEFERRALS.  Elective Deferrals
        [X] shall be permitted effective as of February 1, 1993.
                                               -----------------
        [_] shall not be permitted.

    a)  Definitions -
        1. Enrollment Period - The periods specified by this paragraph shall be:

            -----------------------------------------------------------------

            -----------------------------------------------------------------

            -----------------------------------------------------------------

            -----------------------------------------------------------------

    f)  Matching contributions -
        1.  In General -
            A. Fixed Match - The percentage specified by this sub-paragraph shall be -0-%.
                         ----

            C. Limitation - With respect to a Participant who made Elective Deferrals for a Plan Year, the Matching Contributions on behalf of such Participant for such Plan Year shall be limited so as to not exceed:

                [_]  #1.  $                .
                           -----------------

                [_]  #2.  ------------% of such Participant's Compensation for such Plan Year.

                [_]  #3.  ------------% of such Participant's Compensation for
                          such Plan Year not to exceed $                   for
                                                        ------------------
                          such Plan Year.

                [X]  #4.  No Limit.

8.08   ROLLOVER CONTRIBUTIONS.

    a) Employees Eligible - The class of Employees specified by this sub-section shall be:

        [X]  #1.  Only Employees who are in Service.

        [ ]  #2.  Only Employees who are Participants and in Service.

                                  ARTICLE 10

                         DEATH BENEFITS AND INSURANCE

10.01  DEATH BENEFITS.
    c)  Special Rules -

        1.   Purchase of Life Insurance -

             A. Mandatory Purchase - The percentage specified by this sub-paragraph shall be zero percent.
                                    ----

             B. Election of Additional Optional Insurance - The purchase of optional life insurance

                [X] shall
                [_] shall not be permitted.

        2. Limitation on Premiums - The percentage specified by this paragraph shall be twenty-five percent (25%).

                                  ARTICLE 14

                               PLAN TERMINATION

14.06  DISPOSITION OF EXCESS ASSETS ON PLAN TERMINATION.
    b)  Operative Provisions -

        [_] #1. Revert to Company - Excess assets shall revert to the Company.

        [X]  #2.  Allocation to Beneficiaries and Successor Beneficiaries -
                  Excess assets shall be allocated to Beneficiaries and Successor Beneficiaries.

                                  ARTICLE 16

                                 MISCELLANEOUS

16.01 PLAN TYPE. This Plan shall be a profit sharing type of defined contribution plan which is of the non-standardized form.

16.06  PAIRING PROVISIONS.  No provision.

                                   EXECUTION

IN WITNESS WHEREOF, the Company has evidenced the adoption of the Plan by the below action of its authorized representative(s).


Channell Commercial Corporation



By /s/ William H. Channell                  Dated:  1-8-93
  ----------------------------------                -------------------------

  William H. Channell                       Title:  President
  ----------------------------------                -------------------------
  (Typed or printed name of signator)



By                                          Dated:
   ---------------------------------                -------------------------

                                            Title:
   ---------------------------------                -------------------------
  (Typed or printed name of signator)



By                                          Dated:
   ---------------------------------               --------------------------

                                            Title:
   ---------------------------------               --------------------------
  (Typed or printed name of signator)


NOTE: THE ADOPTING EMPLOYER MAY NOT RELY ON THE SPONSOR'S NOTIFICATION LETTER WITH RESPECT TO THE QUALIFICATION OF THIS PLAN AND MUST APPLY TO THE APPROPRIATE KEY DISTRICT OFFICE FOR A DETERMINATION LETTER IN ORDER TO OBTAIN RELIANCE.

This adoption agreement may be used only in conjunction with basic plan document #R2.

WARNING: IMPROPERLY COMPLETING THIS ADOPTION AGREEMENT MAY RESULT IN DISQUALIFICATION OF THIS PLAN.


          (If required, additional signature pages may be appended.)

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